                                                                   EXHIBIT 10.12


                                  MATCHNET PLC

                            (Company number 3628907)
                   (Incorporated under the Companies Act 1985)



            WARRANT TO ACQUIRE 750,000 ORDINARY SHARES OF L0.01 EACH




THIS IS TO CERTIFY that that for value received, EUROPLAY CAPITAL ADVISORS LLC ("ECA") is the registered holder of a warrant to acquire from MATCHNET PLC, a company registered in England and Wales (COMPANY NUMBER 3628907), (the "COMPANY"), up to 750,000 Ordinary Shares of L0.01 each in the Company subject to the attached termS and conditions.


EXECUTED as a deed by MatchNet plc this _________ day of ___________________ 2004 and effective as of ______________, 2003.



EXECUTED as a deed by MATCHNET PLC and signed by two   )  Director:
duly authorised officers on its behalf                 )
                                                       )  Director/Secretary:



IMPORTANT:


(1) The warrant evidenced by this Certificate is exercisable at any time up to and including 14 August 2007 by completion of the Notice of Exercise set out in Attachment A and lodgement of this Certificate at the then registered office of MatchNet plc (with a copy marked for the attention of the General Counsel and sent to the Company's principal place of business from time to time in the United States of America together with the appropriate payment). After 14 August 2007 this Certificate will cease to have any value or effect.

(2) No transfer or assignment of the warrant evidenced by this Certificate (or any part thereof) will be valid save in accordance with Condition
        12. Upon any purported transfer or assignment save in accordance with Condition 12 such warrant will cease to have any value or effect.

(3) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECITION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.



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
                              TERMS AND CONDITIONS


1.      In these terms and conditions:


        "AFFILIATE" means any undertaking controlling directly or indirectly or under common control with ECA. (For the purposes of this definition one undertaking is controlled by another if the controlled undertaking is a "subsidiary undertaking" (in accordance with the definition contained in the Companies Act 1985, Section 258 as amended) of the controlling corporation.);

        "DIRECTORS" means the directors from time to time of the Company;

        "COMPANY" means Matchnet PLC, a company registered in England and Wales (Company number 3628907), with its registered address at 73 Abbey Road, London NW8 OAE England, and its principal offices at 8383 Wilshire Boulevard, Suite 800, Beverly Hills, California 90211 USA;

        "DEPOSITARY SHARES" means securities representing interests in Ordinary Shares pursuant to any depositary arrangement procured by the Company, from time to time, for the benefit of its shareholders generally.

        "FMV" of a Warrant Share or Ordinary Share means, for any date, the price determined by the first of the following clauses that applies: (a) if the Shares or Depositary Shares, as the case may be, are traded on the FSE, the closing price of that security for such date (or the nearest preceding date) on the FSE, (b) if the Shares or Depositary Shares are not listed on the FSE and are then listed or quoted on another Trading Market, the closing price of the Shares or Depositary Shares for such date (or the nearest preceding date) on the primary Trading Market on which the Shares or Depositary Shares are then listed or quoted; or (c) in all other cases, the fair market value of Shares or the Depositary Shares as determined in accordance with Condition 14.

        "FSE" means the Frankfurt Stock Exchange

        "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;

        "REGISTERED HOLDER" means the Person in whose name this Certificate is registered upon the books and records maintained by the Company from time to time;

        "SHARES" (or "ORDINARY SHARES") means an ordinary share (or ordinary shares) of L0.01 each in the capital of the Company (or shares which replace such Shares following an Alteration of Share Capital or Fundamental Transaction (as defined in Condition 10));

        "TRADING DAY" means a day on which the Ordinary Shares or Depositary Shares are traded on a Trading Market

        "TRADING MARKET" means the following markets or exchanges on which the Warrant Shares or Depositary Shares are listed or quoted for trading on the date in question: the FSE, London Stock Exchange, Nasdaq SmallCap Market, the American Stock Exchange ("AMEX"), the New York Stock Exchange ("NYSE") or the Nasdaq National Market or any other recognised investment exchange as defined in the Financial Services and Markets Act 2000;

        "UK BUSINESS DAY" means a day other than a Saturday or Sunday or a day which is a public holiday or bank holiday in England;

        "WARRANT" means the warrant evidenced by this Certificate, to subscribe for the number of Ordinary Shares of the Company specified on the face of this Certificate, but subject to adjustment as provided for below;

        "WARRANT SHARE" means an Ordinary Share issued or required to be issued pursuant to this Warrant or any other security issuable upon exercise of this Warrant by operation of the provisions of Condition 10;

        "WARRANT PRICE" means the price per Warrant Share at which the Registered Holder is entitled to subscribe for the Warrant Shares of the Company which are subject to this Warrant. Subject to adjustment as provided in Condition 10, the Warrant Price is E2.08 (2.08 Euros) per Warrant Share.

2. This Warrant is held subject to the Memorandum and Articles of Association of the Company and otherwise on these terms and conditions which are binding upon the Company and the Registered Holder and all Persons claiming through or under them respectively; provided, however, that the Company represents and warrants to the Registered Holder that there is no provision of this Warrant that is in conflict with or rendered ineffective by the Memorandum and Articles of Association of the Company. The Company further represents and warrants to the Registered Holder that all actions of the Company's Directors and shareholders required to issue the Ordinary Shares issuable upon the exercise hereof have been duly and validly taken. These actions include, but not limited to, obtaining all necessary approvals to provide for an increase in authorized share capital, authority for the Directors to allot Ordinary Shares and for no right of pre-emption to apply in respect of such allotment.

3. This Warrant is exercisable by the Registered Holder in whole or in part at any time and from time to time during the period from the date of this Certificate (the "EFFECTIVE DATE") up to and including 5:00 p.m. Pacific Time on 14 August 2007 (the "EXPIRATION TIME"). If the Warrant remains unexercised at the Expiration Time with respect to any portion of the Shares, then the Company's obligation with respect to such unexercised Shares shall immediately terminate.



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

4. The Registered Holder is entitled to subscribe for the Warrant Shares at a price per Warrant Share equal to the Warrant Price; provided that, in lieu of exercising this Warrant in cash for the Warrant Price, the Registered Holder may elect, by written notice to the Company ("ELECTION") to receive a number of Warrant Shares, determined in accordance with the formula set forth below, at a price of L0.01 (one United Kingdom pence) per Warrant Share, by surrender of this Warrant at the then registered office of the Company together with written notice of such Election on the purchase/exercise notice attached hereto duly executed by the Registered Holder, in which event the Company shall issue to the Registered Holder a number of Warrant Shares computed using the following formula:

                                    X = Y (A - B)
                                        ---------
                                            A

Where  X = The number of Warrant Shares to be issued to the Registered Holder upon an Election.

       Y = The number of Warrant Shares in respect of which this Warrant is being exercised as adjusted to the date of the Election.

       A = The FMV of one Warrant Share on the date (California Time) that the relevant Notice of Exercise is received by the Company.

       B = The Warrant Price (as adjusted to the date of the Election) in accordance with Condition 10 hereof.

5. If the Warrant remains unexercised at the Expiration Time with respect to any portion of the Shares, then the Company's obligation with respect to such unexercised Shares shall immediately terminate.

6. In order to exercise this Warrant the Notice of Exercise attached hereto as Attachment "A" must be completed and signed by the Registered Holder and marked for the attention of the General Counsel and lodged at the then registered office of the Company with a copy at the Company's principal place of business from time to time in the United States of America together with a payment to the Company equal to the Warrant Price multiplied by the number of Ordinary Shares in respect of which this Warrant is exercised (or in the case of an Election, together with a payment to the Company of L0.01 per Ordinary Share to be issued).

7.       Mechanics of Exercise.

        (a) Certificates for Shares issued pursuant to this Warrant will be sent to the Registered Holder (at the risk of the Registered Holder) by a recognised courier service to an address in the UK specified by the Registered Holder in the Notice of Exercise as soon as is reasonably practicable (but in any event within 5 UK Business Days) following the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment pursuant to Condition 6 above ("WARRANT SHARE DELIVERY DATE").

        (b) If this Warrant is exercised before 14 August 2007 in respect of part only of the Ordinary Shares subject hereto, a warrant certificate in respect of the balance will be issued by the Company to the Registered Holder.



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8.      Warrant Shares in respect of which this Warrant is exercised together with an appropriate share certificate will be issued only to the Registered Holder or its permitted assigns.

9. Ordinary Shares issued pursuant to the exercise of this Warrant will rank pari passu in all respects from the date of issue with the remaining Ordinary Shares of the Company then in issue except for cash dividends declared, made or paid on or after the date of issue in respect of a financial year (as defined in Section 742 of the Companies Act 1985) of the Company ending on or before the date of issue.

10.     (a)     Certain Adjustments. In the event that the Company shall (A)
                split or subdivide its issued Shares into a greater number of shares, or (B) combine, consolidate, or reduce its issued Shares into a smaller number of shares (in either case, an "Alteration of Share Capital"), then in each such case the Exercise Price in effect immediately prior thereto and the number of Shares which are issuable pursuant to this Warrant shall be adjusted so that the Registered Holder shall upon any exercise of this Warrant be entitled to receive the number of Shares that such Registered
                Holder would have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 10(a) shall become effective immediately after the effective time of the relevant
                Alteration of Share Capital. In the case of any dispute as to the manner of such adjustment the matter shall be resolved pursuant to Condition 14.

        (b) Fundamental Transaction. If, at any time while this Warrant remains exercisable in whole or in part, (A) the Company effects any merger, combination, scheme of arrangement, consolidation, or amalgamation of the Company with or into another Person or any other reconstruction or demerger, (B) any tender offer or exchange offer or other offer is completed pursuant to which holders of Ordinary Shares or Depositary Shares are offered to tender or exchange or transfer their Shares or Depositary Shares for other securities, cash or property, or (C) the Company effects any reclassification of the Ordinary Shares or any compulsory share exchange pursuant to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent or outstanding exercise of this Warrant, the Registered Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, the number and class of shares of capital stock of the successor or acquiring corporation or corporations (or of the Company if it is the surviving corporation), receivable upon or as a result of such Fundamental Transaction by a holder of an Ordinary Share. In the case of any dispute as to the manner of such adjustment the matter shall be resolved pursuant to Condition 14.

        (c) Calculations. No fraction of an Ordinary Share will be issued on any exercise of this Warrant. The number of Ordinary Shares regarded as issued at any given time shall not include treasury shares or other Ordinary Shares owned or held by or for the account of the Company. For purposes of this Condition 10, the number of Ordinary Shares deemed to be issued as of a given date shall be the sum of the number of Ordinary Shares (excluding treasury shares, if any) in issue.

        (d) Voluntary Adjustment by Company. The Company may at any time during the term of this Warrant reduce the then current Warrant Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

        (e)     Notice to Registered Holders.

                (i) Adjustment to Warrant. Whenever the Warrant Price or the number of Shares available for issue pursuant to this Warrant is adjusted pursuant to this Condition 10, the Company shall promptly mail to the Registered Holder a notice setting forth the Warrant Price and/or new number of Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                (ii) The Registered Holder shall not have, solely on account of such status, any rights of a shareholder in the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company.

11. The Company will keep available for issue sufficient unissued Ordinary Shares to satisfy in full this Warrant on the exercise hereof. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing share certificates to execute and issue the necessary certificates for the Warrant Shares upon the issue of Warrant Shares pursuant to this Warrant.

12. This Certificate and the rights conferred by this Warrant will not be transferable or assignable save to an Affiliate of ECA ("Assignee") and on any attempted or purported assignment or transfer other than to an Affiliate of ECA this Warrant shall cease to have any value or effect. Upon an Assignee ceasing to be an Affiliate of ECA this Warrant shall cease to have any value or effect.

13. Following any issue of Warrant Shares to the Registered Holder, upon the written request of the Registered Holder, the Company will use all reasonable endeavours (subject to applicable law, of at least the same level as the Company ordinarily provides to any of its employees and directors) to assist the Registered Holder in arranging (a) for the registered holder to receive (if it so requests) Depositary Shares (if at that time Depositary Shares are in issue) and (b) for such Warrant Shares or Depositary Shares to be traded on the Trading Market (if any) on which Ordinary Shares or Depositary Shares (as the case may be) are generally traded. The Company will advise the Registered Holder in writing of any costs and expenses (including but not limited to legal, investment banking and depositary costs and expenses) expected to be incurred by the Company in providing such assistance ("CONDITION 13 COSTS") before incurring such costs and, unless the Registered Holder declines the assistance of the Company after being provided with the Company's estimate of Condition 13 Costs (in which case the Company will be relieved of its obligations under this Condition 13), all such Condition 13 Costs will be borne by the Registered Holder and all taxes (including but not limited to Stamp Duty and/or Stamp Duty Reserve Tax) will be borne by the

Registered Holder. Notwithstanding anything to the contrary set forth herein, other than the limited rights expressly set forth in Condition 15 hereof, the Registered Holder shall not be entitled to registration rights, of any kind, relating to Warrant Shares or any other securities of the Company (including, without limitation, Depositary Shares).

14. If any question shall arise in regard to the FMV of an Ordinary Share or Warrant Share, and/or the nature or extent of any adjustment to be made to the Warrant Price and/or the number of Warrant Shares subject to this Warrant pursuant to any of the provisions of these terms the same shall be referred for determination either by some person, firm or company nominated jointly for such purpose by the Company and the Registered Holder or, failing agreement on such joint nomination, by one of the four largest firms of Chartered Accountants in England (excluding the Company's Chartered Accountants) to be nominated on request of the Company or the Registered Holder by the President from time to time of the Institute of Chartered Accountants in England and Wales and so that any person, firm or company so nominated shall be deemed to be acting as an expert or experts and not as an arbitrator or arbitrators and his or their decisions shall be binding on all concerned. The cost of such expert or experts shall be borne by the Registered Holder.

15. If (a) at any time the only Trading Market for the Warrant Shares and Depositary Shares (referred to as "REGISTRABLE SECURITIES") is located within the United States of America, (b) for any reason all of the Registrable Securities may not be publicly offered for sale by a holder thereof in a transaction on a Trading Market without registration under Section 5 of the United States of America's Securities Act of 1933, as amended (the "SECURITIES ACT"), (c) the Registered Holder is unable to sell the Registrable Securities to the public without registration pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the United States Securities and Exchange Commission (the "SEC"), and (d) the Company determines to file a registration statement with the SEC covering its ordinary shares, global depositary receipts or American depositary receipts held by others to allow such securities to be resold on a Trading Market (excluding the initial underwritten public offering by the Company, which may include certain selling securityholders which do not represent all or substantially all of the securityholders of the Company or all or a substantial portion of the Company's outstanding global depositary receipts, of American depositary receipts, ordinary shares and/or global depositary receipts on the Nasdaq SmallCap Market, Nasdaq National Market, AMEX or NYSE pursuant to a registration statement filed with the SEC and only if all of the securities registered further to such registration statement are to be purchased by the underwriters further to such underwritten public offering) then, at the written request of such Registered Holder, the Company shall register all Warrant Shares pursuant to such registration statement that the Company is also filing for others. In addition, if the Company is eligible to file a resale Registration Statement on Form S-3 under the rules and regulations of the SEC and the conditions of subsections
(a)-(c) of this Condition 15 are met, and if the Warrant Shares are not already registered under subsection (d) of this Condition 15, the Holder shall have the right to request, on a one-time basis only, that the Company file a Form S-3 Registration Statement with the SEC registering the Warrant Shares provided that all costs in connection with such S-3 Registration Statement, up to a maximum of $15,000, shall be borne by the Holder. Any registration statement filed further to this Condition 15 shall be known as the "Registration Statement".



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


16.     (a)     A notice under this Warrant shall only be effective if it is in writing.

        (b) Notices under this Warrant shall be sent to a party at its address or number and for the attention of the individual set out below:

         Party and title of individual

                                              Address                             Facsimile no.
                                              -------                             -------------
         Europlay Capital Advisors, LLC       15821 Ventura Blvd.                 818-474-8605
         Attn: Murray Markiles                Suite 525
                                              Encino, California 91436

         [                            ]       [                      ]           [            ]

                Provided that a party may change its notice details on giving notice to the other party of the change in accordance with this Condition.

        (c) Any notice given under this Warrant shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified herein and the intended recipient confirms the receipt of such facsimile, or (ii) if given by any other means, when received at the address specified herein.

17. The Company undertakes that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, the Company will make and deliver to the Registered Holder (at the cost of the Registered Holder) a replacement form of Warrant Certificate, in lieu of the original Certificate, subject to the Company receiving a form of indemnity reasonably satisfactory to it duly executed by the Registered Holder.

18. This Warrant and the documents referred to in it constitute the entire agreement between the parties relating to their subject matter, and supersede all previous agreements between the parties relating to that subject matter.

19. Each party confirms that, in agreeing to enter into or accept this Warrant, that party has not relied on any representation, warranty or other assurance except those set out in this Warrant. To the extent any previous representation, warranty or assurance was made to a party that party waives all rights and remedies in respect of it. However, nothing in this clause shall limit or exclude liability for fraud.

20. Any variation or waiver of any of the terms of this Warrant shall not be binding unless set out in writing, expressed to amend this Warrant and signed by or on behalf of each of the parties.

21. A failure or delay in enforcing compliance with any term of this Warrant shall not be a waiver of that or any other term of this Warrant.

22. If any provision of this Warrant, or any part of a provision of this Warrant, is found to be illegal, invalid or unenforceable the remaining provisions, or the remainder of the provision concerned, shall continue in effect.

23. Neither party shall at any time make any announcement of this transaction or disclose any term of this Warrant, or of any document referred to in this Warrant, without the prior written approval of the other party except to the extent that such information is already in the public domain. The parties shall each use their best endeavours to keep the terms of this transaction which are not already in the public domain from time to time strictly confidential. Despite the above, a party shall be entitled to make any announcement or disclosure which is imposed on that party by law or by the rules of any regulatory body to which that party is subject but the parties shall, as far as practicable, consult with one another on the form of such announcement or disclosure.

24. This Certificate and the rights conferred by this Warrant shall be governed by English law and subject to the exclusive jurisdiction of the English courts.

25. No Person other than the Company or the Registered Holder from time to time has any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Warrant but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

25. For the purpose of converting amounts specified in one currency into another currency where required, the rate of exchange to be used in converting amounts specified in one currency into another currency shall be the closing mid-point rate for exchanges between those currencies quoted in the Financial Times (London edition) for the nearest UK Business Day for which that rate is so quoted on or prior to the date of the conversion.

                                 Attachment "A"


                               NOTICE OF EXERCISE

To: MATCHNET, PLC.


The undersigned Registered Holder hereby subscribes for ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant[, and makes an Election to receive such number of Warrant Shares calculated in accordance with Condition 4 of the Terms and Conditions attached to the Warrant Certificate] and tenders herewith payment of the Warrant Price in full [(or in the case of an Election, the sum of L0.01 for each Share to be issued)] together with all applicable transfer taxes, if any.

Please issue a certificate representing said Warrant Shares in the name of the undersigned Registered Holder:

                      ------------------------------------


The certificate for the Warrant Shares shall be delivered to the following address in the UK:


                      ------------------------------------

                      ------------------------------------

                      ------------------------------------

[SIGNATURE OF HOLDER]

Name of Investing Entity:

--------------------------------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:

--------------------------------------------------------------------------------
Name of Authorized Signatory:

--------------------------------------------------------------------------------
Title of Authorized Signatory:

--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

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                                  ATTACHMENT B



1.1 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under Condition 15 of the Warrant, the Company shall:

        (a) Registration Statement. Prepare and file with the SEC the Registration Statement on Form S-1 or S-3 which shall cover such Registrable Securities.

        (b) Amendments. Prepare and file with the SEC such amendments to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to cause the Registration Statement to be declared effective by the SEC.

        (c) Prospectuses. Furnish to the Registered Holder (as defined in the Warrant) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it that are included in such Registration Statement.

        (d) Blue Sky. Use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such states as shall be reasonably requested by the Registered Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. The Registered Holder participating in such underwriting shall also enter into and perform customary obligations of a selling security holder under such an agreement.

        (f) Notification. Notify the Registered Holder covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

1.2 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Condition 15 of the Warrant that the Registered Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

1.3 Indemnification. In connection with any registration pursuant to Condition 15 of the Warrant Agreement:

        (a) By the Company. To the extent permitted by law; the Company will indemnify and hold harmless the Registered Holder, the partners, officers and directors of the Registered Holder, any underwriter (as determined in the Securities Act) for such Registered Holder and each person, if any, who controls such Registered Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 ACT"), against any losses, claims, damages, or Liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such Registration Statement;

                and the Company will reimburse such Registered Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.3(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished



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                expressly for use in connection with such registration by such
                Registered Holder, partner, officer, director, underwriter or controlling person of such Registered Holder.

        (b) By Registered Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Condition 15 of the Warrant for the Registered Holder that, to the extent permitted by law, such Registered Holder agrees in writing to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other person selling securities under such Registration Statement or any of such other person's partners, directors or officers or any person who controls such person within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such person, partner or director, officer or controlling person of such other person may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Registered Holder expressly for use in connection with such registration; and the Registered Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other selling person, partner, officer, director or controlling person of such other person in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section 1.3(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Registered Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by the Registered Holder under this Section 1.3(b) in respect of any Violation shall not exceed the net proceeds received by the Registered Holder in the registered offering out of which such Violation arises.

        (c) Notice. Promptly after receipt by an indemnified party under this Section 1.3 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.3, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to



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

                retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 1.3 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.3.

        (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Registered Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

        (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any person exercising rights under this Agreement, or any controlling person of any such person, makes a claim for indemnification pursuant to this Section 1.3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.3 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such person or any such controlling person in circumstances for which indemnification is provided under this Section 1.3; then, and in each such case, the Company and the Registered Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Registered Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement, and the Company and other selling persons are responsible for the remaining portion; provided, however, that, in any such case: (A) the Registered Holder will not be required to contribute any amount in excess of the public offering price of all such



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

                Registrable Securities offered and sold by such Registered Holder pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        (f) Survival. The obligations of the Company and Registered Holder under this Section 1.3 shall survive until the fifth anniversary of the completion of any offering of Registrable Securities in a Registration Statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.




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